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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 10, 2003

                          DESERT HEALTH PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

         Arizona                   000-27931                     86-0699108
(State or other jurisdiction      (Comission                    IRS Employer
     of incorporation)           (File Number)               Identification No.)

                 8221 East Evans Road, Scottsdale, Arizona 85260
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (480) 951-1941


--------------------------------------------------------------------------------
          (Former name or former address, if changes since last report)

Item 1. Changes in Control of Registrant. - No events to report

Item 2. Acquisition or Disposition of Assets. - No events to report.

Item 3. Bankruptcy or Receivership - No events to report

Item 4. Changes in Registrant's Certifying Accountant - No events to report

Item 5. Other Events and Regulation FD Disclosure

      Desert Health Products, Inc., previously reported that the Arizona Corporation Commission had made an inquiry into certain securities sales by Desert Health Products, Inc. On or about December 17, 2002, we received a letter from the Arizona Corporation Commission, a copy of which is attached as Exhibit 99 to this form, stating that the Securities Division of the Arizona Corporation Commission has concluded its inquiry and will take no further action as of this time in connection with our referenced securities sales.

Item 6. Resignations of Registrant's Directors. -- No events to report

Item 7. Financial Statements and Exhibits - No events to report

Item 8. Change in Fiscal Year. -- No events to report

Item 9. Regulation FD Disclosure-- No events to report.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 10, 2003                           DESERT HEALTH PRODUCTS, INC.


                                                 -------------------------------
                                                 Johnny Shannon, President

*Print name and title of the signing officer under his signature.


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


                                  EXHIBIT INDEX


ITEM                                                         EXHIBIT NUMBER
----                                                         --------------

Letter dated December 17, 2002 from Arizona
Corporation Commission                                       99


                                       2